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                                                                EXHIBIT 10.11

                          WAIVER AND SECOND AMENDMENT


         WHEREAS each of Metropolitan Life Insurance Company, Texas Life Insurance Company and The Great-West Life Assurance Company (collectively the "Holders") is a holder of the 6.99% Senior Notes (the "Notes") of Jan Bell Marketing, Inc., a Delaware corporation (the "Company"); and

         WHEREAS the several Note Purchase Agreements, as amended by a Waiver and First Amendment (collectively the "Agreements") pursuant to which the Notes have been issued provide for consents, waivers and amendments of any provision of the Agreements or the Notes upon the consent of the Holders of Notes; and

         WHEREAS the Company has requested that this Waiver and Second Amendment be entered into in light of the facts and circumstances referred to in Section 1 hereof,

         NOW THEREFORE the Holders and the Company agree as follows, all terms not separately defined herein having the meaning given them in the Agreements, as amended:


         1. Background. The Company entered into an agreement dated July 19, 1993 with one of its Key Customers, Sam's Wholesale Club ("Sam's"). That agreement occasioned a Waiver and First Amendment among the Holders and the Company relating to a One Time Charge (as defined in the Waiver and First Amendment) to earnings for the quarter ended March 31, 1993. The Company has informed the Holders that a further charge to earnings has occurred in the fiscal quarter ended December 31, 1993 (the "Fourth Quarter Charge"), as a result of which the Company will not be in compliance with the provisions of
Section 8.8 as of the end of the Company's fiscal quarter ended December 31, 1993. The Company has further informed the Holders that the amount of such Fourth Quarter Charge (together with any adjustments thereof required to be made in connection with any audit of the Company's financial statements which includes that fiscal quarter) shall not exceed $13,000,000 in the aggregate.


         2. Representations and Warranties. The Company repeats and reaffirms, as though made on and as of the date of this Waiver and Second Amendment, the representations and warranties made in the Agreements in Sections 2.1 (but with respect to all fiscal periods ended on or before December 31, 1993), 2.2 (but with respect to all Annual Reports on Form 10-K for fiscal years ended on or before December 31, 1993) 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.12, 2.13 (but the date referred to in the last sentence thereof shall be deemed to be "December 31, 1990"), 2.14 and 2.15.





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         3.      Requested Waiver.  At the request of the Company, the Holders hereby waive the following defaults:

                 (a) default under Section 8.8 of the Agreements occurring solely by reason of the fact that the One Time Charge, the Fourth Quarter Charge and operating losses for the year may cause the ratio of Consolidated Net Income Available For Fixed Charges to Fixed Charges during four consecutive of the five, fiscal quarters ended January 29, 1995, to be less than 2:1;

                 (b) default under Section 5.1(e) insofar as the Company failed to give written notice, as required, of the default referred to above.


         4.      Amendment of the Agreements.

                 (a) Section 5.1 is hereby amended by deleting the word "and" at the end of subsection "(g)," renumbering subsection "(h)" thereof as subsection "(i)" and adding a new subsection "(h)" to read as follows:

                          (h) promptly upon receipt thereof, a copy of each other report (including, without limitation, any reports to management on internal controls) submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any such Subsidiary; and

                 (b) Section 8.1 of the Agreements is hereby amended to read as follows:

                          8.1 Indebtedness.

                          Neither the Company nor any Restricted Subsidiary will be liable for or cause or permit to exist, contingently or otherwise and whether by creation, assumption, incurrence or otherwise, any Indebtedness unless (a) such Indebtedness shall be permitted by
                          Section 8.2 through 8.6 and (b) Consolidated Total Indebtedness shall not be more than (i) 50% of Consolidated Total Capitalization at any time prior to January 29, 1995 or (ii) 65% of Consolidated Total Capitalization at any time thereafter.

                 (c)      Section 8.8 of the Agreements is hereby amended to





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 read as follows:

                          8.8 Maintenance of Fixed Charges Coverage;
                          Consolidated Net Earnings Before Taxes. (a) The Company will at all times after January 29, 1995, cause the ratio of (i) Consolidated Net Income Available For Fixed Charges for four consecutive fiscal quarters of the five most recently completed fiscal quarters (such four quarters to be taken as a whole) to (ii) the aggregate amount of Fixed Charges of the Company and its Subsidiaries for each such period of four consecutive fiscal quarters (taken as a whole) to be not less than 2:1, all as determined in accordance with Generally Accepted Accounting Principles consistently applied.

                          (b) The Company shall, in the periods described below, cause Consolidated Net Earnings Before Taxes to be not less than:

                                  (i)   ($8,500,000) during the fiscal quarter
                                  ending April 30, 1994;

                                  (ii)   ($11,000,000) during the two fiscal
                                  quarters ending July 30, 1994, taken as a single period;

                                  (iii)  ($13,000,000) during the three fiscal
                                  quarters ending October 9, 1994, taken as a single period; and

                                  (iv)   $1.00 during the fiscal year ending
                                  January 29, 1995.

                 (d) Section 10 is hereby amended by adding thereto a new definition, to read as follows:

                          "Consolidated Net Earnings Before Taxes"means, with respect to any period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of income taxes in respect of Consolidated Net Income.

         5. Limited Waiver and Amendment. Nothing in this Waiver and Second Amendment shall be deemed (a) to waive any default or Event of Default which may have occurred or may in the future occur other than those occurrences and defaults which are specifically described in Section 3 hereof or (b) to amend the Agreements, or any provision thereof, other than to the extent specifically set forth in Section 4 hereof.





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         6.      Fees and Expenses.

                 (a) The Company shall pay, and hold the Holders harmless against the payment of, all expenses incurred by any of the Holders in connection with this Waiver and Second Amendment and the preparation, execution and delivery hereof, as provided in Section 12.1 of the Agreements.

                 (b) The Company shall pay to the Holders of the Notes, pro rata according to the principal amount of Notes held by each, a Waiver and Amendment fee of $70,000.00.

         7. Governing Law. The Waiver and Second Amendment shall be governed by the law of the State of New York.

         8. Counterparts. This Waiver and Second Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Waiver and Second Amendment to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the undersigned have executed this Waiver and Second Amendment as of this 30th day of March, 1994.

                                                    JAN BELL MARKETING, INC.

                                                    By:  /s/ Frank S. Fuino, Jr.
                                                         -----------------------
                                                         Frank S. Fuino, Jr.
                                                    Title: Executive Vice
                                                           President Finance

                                                    METROPOLITAN LIFE INSURANCE
                                                      COMPANY

                                                    By:  /s/ John Endres
                                                         -----------------------
                                                         John Endres
                                                    Title: Vice President

                                                    TEXAS LIFE INSURANCE COMPANY

                                                    By:  /s/ Bradley Rhoads
                                                         -----------------------
                                                         Bradley Rhoads
                                                    Title: Authorized Signatory

                                                    THE GREAT-WEST LIFE
                                                     ASSURANCE COMPANY

                                                    By:  /s/  E.A. Marr
                                                         -----------------------
                                                         E.A. Marr
                                                    Title: Assistant Vice
                                                      President Private
                                                      Placement Investments

                                                    By: /s/ Wayne Hoffman
                                                        -----------------------
                                                        Wayne Hoffman
                                                    Title: Vice President
                                                      Private Placement
                                                      Investments





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